THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

Discovery Premier Group Retirement Annuity

Supplement to Prospectus Dated May 1, 2020

Supplement dated July 6, 2020

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

PROSPECTUS CHANGES

Effective September 25, 2020, the name of the VP Income & Growth Fund (a fund of the American Century Variable Portfolios, Inc.) is changing to the VP Disciplined Core Value Fund.  Accordingly, effective September 25, 2020, references to the VP Income & Growth Fund are hereby deleted and replaced with the VP Disciplined Core Value Fund in the following Prospectus sections:

1.	Cover Page

2.	“The Funds” (page 9)

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2020-PROSUPP-1-DP